                                 (Filed pursuant to Rule 497(c) and Rule 497(e))


The prospectuses for LMCG Small Cap Growth Fund, LMCG Mid Cap Growth Fund, LMCG Small Cap Tax-Sensitive Fund and LMCG Technology Fund, contained in Post-Effective Amendment No. 1 to Registrant's registration statement, filed via EDGAR on March 16, 2001 (accession number 0000950135-01-500326), are incorporated herein by reference.

                                   LMCG FUNDS

                           LMCG SMALL CAP GROWTH FUND
                            LMCG MID CAP GROWTH FUND
                        LMCG SMALL CAP TAX-SENSITIVE FUND
                                    A Shares

                          SUPPLEMENT DATED MAY 1, 2001
                    TO THE PROSPECTUS DATED DECEMBER 28, 2000


The date of the prospectus is changed to MAY 1, 2001.

The following discussion is added in the MANAGEMENT section after the discussion captioned "Portfolio Management" on page 18:

         PRIOR PERFORMANCE OF PORTFOLIO MANAGERS. Before joining the investment adviser, Mr. Battelle and Mr. Beja were portfolio managers at Standish, Ayer & Wood, Inc. ("Standish"). While at Standish, Mr. Battelle and Mr. Beja co-managed Standish Small Cap Growth Fund (the "Predecessor Small Cap Growth Fund") from its inception on December 23, 1996 through August 4, 2000. During that period, Mr. Battelle and Mr. Beja had full discretionary authority over the selection of investments for that fund. Mr. Battelle also managed Standish Small Cap Tax-Sensitive Equity Fund (the "Predecessor Small Cap Tax-Sensitive Fund") from its inception on January 2, 1996 through August 4, 2000, during which time he had had full discretionary authority over the selection of investments for that fund.

         LMCG Small Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund are managed using investment styles, objectives and policies that are substantially similar to those of the Predecessor Small Cap Growth Fund and the Predecessor Small Cap Tax-Sensitive Fund, respectively. However, the Predecessor Small Cap Growth Fund and the Predecessor Small Cap Tax-Sensitive Fund are separate from, and not affiliated with, LMCG Small Cap Growth Fund and LMCG Small Cap Tax-Sensitive Fund.

         The cumulative total return for the Predecessor Small Cap Growth Fund from its inception through July 31, 2000 was 243.98%. The cumulative total return for the Predecessor Small Cap Tax-Sensitive Fund from its inception through July 31, 2000 was 242.64%.

         Average annual total returns for the one-year and three-year periods ended July 31, 2000 and for the entire period during which these individuals managed those funds, compared with the performance of the Russell 2000 Growth Index, were:


                                         Predecessor
                                          Small Cap             Russell 2000
                                       Growth Fund (a,b)       Growth Index (c)


     One Year                              71.28%                  21.13%
     Three Years                           39.58%                  11.03%
     December 23, 1996 (inception)
     through July 31, 2000                 40.88%                  12.27%



                                          Predecessor
                                           Small Cap
                                         Tax-Sensitive           Russell 2000
                                          Fund (a,b)           Growth Index (c)
     One Year                                71.01%                  21.13%
     Three Years                             34.06%                  11.03%
     January 2, 1996 (inception)
     through July 31, 2000                   30.82%                  12.05%

(a) Performance information through July 31, 2000, the end of the last full month of service of Messrs. Battelle and Beja. Fund return information reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses and sales loads, if any. This information was derived from information contained in the funds' annual reports and validated using independent performance data. Amounts shown for the Predecessor Small Cap Growth Fund are for its Institutional Class, which has a longer operating history and lower expenses than its Service Class.

(b)      Expenses for the funds were as follows:



              Predecessor Small Cap Growth Fund--
                      Institutional Class*                             Predecessor Small Cap Tax-Sensitive Fund
                      --------------------                             ----------------------------------------
     December 23, 1996 (inception)--                              January 2, 1996 (inception)--
       December 31, 1996                           N/A+             September 30, 1996                        0.00%
     Nine months ended September 30, 1997         0.00%           Fiscal year ended September 30, 1997        0.21%
     Fiscal year ended September 30, 1998         0.58%           Fiscal year ended September 30, 1998        0.75%
     Fiscal year ended September 30, 1999         1.00%           Fiscal year ended September 30, 1999        0.78%
     Fiscal year ended September 30, 2000         0.98%           Fiscal year ended September 30, 2000        0.87%


     * Expense amounts reflect the combined expenses of the fund and the master portfolio in which it invested all of its assets).

     + Amount not meaningful due to short operational period.

During the periods indicated, the predecessor funds' expenses were lower than the LMCG Funds' projected expenses. See ABOUT THE FUNDS - FUND PERFORMANCE AND EXPENSES. Lower expenses have the effect of increasing performance; therefore, if the predecessor funds had been subject to LMCG Funds' expenses, the performance of the predecessor funds would have been lower.

(c) The Russell 2000 Index is an unmanaged index of 2,000 stocks of small cap U.S. companies. The Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 companies with higher price-to-book ratios and forecasted growth. The index is adjusted to reflect reinvestment of dividends.

         Historical performance is not indicative of future performance. The historical performance of the predecessor funds as presented is not indicative of the potential performance of any LMCG Funds. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

         The performance of the predecessor funds described above was achieved under generally favorable market conditions for equity securities, and there can be no assurances that the LMCG Funds will be able to achieve similar returns in the future.

The following discussion is added in the SALES CHARGES AND RELATED PROGRAMS section on page 14:

WAIVER OF SALES CHARGE
A Shares of the Funds are sold with a maximum front-end sales charge of 5.50% (applied when an investment is made), subject to certain exceptions. Until June 30, 2001 or such later date as the distributor in its sole discretion shall determine, the distributor has voluntarily agreed to waive the sales charge on A Shares. As a result, during the waiver period the distributor will not pay sales charge reallowances to financial institutions through which A Shares are purchased. This waiver program does not affect other Fund policies described in the prospectus, including the Funds' right to reject purchase orders.

                                 (Filed pursuant to Rule 497(c) and Rule 497(e))




                                   LMCG FUNDS

                              LMCG TECHNOLOGY FUND
                                    A Shares

                          SUPPLEMENT DATED MAY 1, 2001
                    TO THE PROSPECTUS DATED DECEMBER 28, 2000



The date of the prospectus is changed to MAY 1, 2001.



The following discussion is added in the SALES CHARGES AND RELATED PROGRAMS section on page 11:

A Shares of the Fund are sold with a maximum front-end sales charge of 5.50% (applied when an investment is made), subject to certain exceptions. Until June 30, 2001 or such later date as the distributor in its sole discretion shall determine, the distributor has voluntarily agreed to waive the sales charge on A Shares. As a result, during the waiver period the distributor will not pay sales charge reallowances to financial institutions through which A Shares are purchased. This waiver program does not affect other Fund policies described in the prospectus, including the Fund's right to reject purchase orders.

                                                   Filed pursuant to Rule 497(c)


                                   LMCG FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001

              This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2001 (each a "Prospectus") for LMCG Small Cap Growth Fund, LMCG Mid Cap Growth Fund, LMCG Small Cap Tax-Sensitive Fund and LMCG Technology Fund, each a series of LMCG Funds.

              To obtain a free copy of a Prospectus, please write to LMCG Funds, 231 Royal Palm Way, Palm Beach FL 33480, or call 1-866-468-6337.





                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----

              GENERAL INFORMATION ABOUT THE FUNDS............................................................2

              INVESTMENT POLICIES AND RESTRICTIONS ..........................................................2

              PORTFOLIO TRANSACTIONS .......................................................................19

              TRUSTEES AND EXECUTIVE OFFICERS ..............................................................21

              INVESTMENT MANAGEMENT AND OTHER SERVICES .....................................................22

              TAXES AND DIVIDENDS ..........................................................................25

              SHARE PRICE CALCULATION ......................................................................29

              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................................30

              PERFORMANCE ..................................................................................32

              SHAREHOLDER INFORMATION ......................................................................34

              FINANCIAL STATEMENTS .........................................................................37


                                   LMCG FUNDS
-------------------------------------------------------------------------------

PLEASE NOTE:

As used in this SAI, the following terms shall have the meanings listed:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Fund" means LMCG Small Cap Growth Fund, LMCG Mid Cap Growth Fund, LMCG Small Cap Tax-Sensitive Fund or LMCG Technology Fund individually, each a series of the Trust.

         "Funds" means LMCG Small Cap Growth Fund, LMCG Mid Cap Growth Fund, LMCG Small Cap Tax-Sensitive Fund and LMCG Technology Fund collectively, unless the context indicates otherwise.

         "Investment Adviser" means Lee Munder Investments Ltd.

         "Trust" means LMCG Funds, a Massachusetts business trust.

GENERAL INFORMATION ABOUT THE FUNDS

The Trust is registered under the 1940 Act as an open-end management investment company. The Funds are currently the only series of the Trust. The Trust was formed on June 29, 2000 as a Massachusetts business trust.

INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the discussion in the Prospectuses of the Funds' investment objectives and their principal and additional investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval unless otherwise noted. Capitalized terms not otherwise defined in this SAI have the same meanings as in the Prospectuses.

Whenever an investment policy or restriction of a Fund described in a Prospectus or in this SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Investment Adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Investment Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds or accounts but not for all funds or accounts advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Adviser, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Each Fund's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund. Except as otherwise indicated, however, each Fund's investment policies are not fundamental and may be changed without shareholder approval. As defined in the 1940 Act, and as used herein, the term "majority of the outstanding voting securities" of the Trust, or of a Fund, means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Trust or of the Fund present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or of the Fund.

COMMON STOCK AND PREFERRED STOCK
Shares of common stock represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company's success or failure. The market value of common stock can fluctuate significantly. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment.

Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company.

Stock owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

WARRANTS
To the extent that such investments are consistent with its investment objective, the Funds may invest in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

INVESTMENT COMPANY SECURITIES
Each Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, each Fund's investment in such securities currently is normally limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. These investments may include shares of exchange-traded closed-end and open-end funds.

EXCHANGE-TRADED INDEX SECURITIES
Subject to the limitations on investment in investment company securities set forth above, each Fund may invest in exchange-traded index securities such as SPDRs, QQQs and WEBS. SPDRs (Standard & Poor's Depositary Receipts), for example, typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the Standard & Poor's 500 Index. There can be no assurance that the issuer of SPDRs will replicate and maintain exactly the composition and relative weightings of the securities in the index. QQQs (Nasdaq-100 Tracking Stock) are similar to SPDRs except that they track the Nasdaq-100 Index, an index of 100 non-financial domestic and international companies listed on the National Association of Securities Dealers' Automated Quotation System (NASDAQ). These securities are subject to the risks of an investment in the underlying securities they hold. Because of their composition, historically QQQs have been more volatile in price than SPDRs.

FOREIGN SECURITIES AND CURRENCIES
Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. The securities of foreign issuers in which each Fund may invest include non-U.S. dollar-denominated securities, Eurodollar securities, and sponsored and unsponsored depositary receipts.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of foreign securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

FOREIGN DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs"), Global Depositary Receipts, American Depositary Shares, Global Depositary Shares, and related securities are depositary instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk - the risk of loss due to a decline in the value of the hedged currencies - at the same time, they tend to limit any potential gain that might result should the value of such currencies increase.

DEBT SECURITIES
Investments in fixed-income securities are subject to the general risks inherent in such securities, primarily interest rate risk and credit risk. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. In general, bond prices vary inversely with prevailing interest rates. If prevailing interest rates rise, bond prices generally decline; if prevailing interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

Credit risk is the possibility that an issuer of fixed-income securities held by a Fund will be unable to make payments of either interest or principal or will be perceived to have a diminished capacity to make such payments in the future.

U.S. GOVERNMENT SECURITIES
U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are backed by mortgages). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

CASH AND SHORT-TERM INVESTMENTS
Each Fund will hold from time to time a certain portion of its assets in cash or short-term investments to retain flexibility in meeting redemptions, paying expenses, and timing of new investments. Each Fund also may invest in cash or short-term investments as part of a temporary defensive strategy when investment conditions warrant. Short-term investments may include (i) short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's ("S&P") or P-1 from Moody's Investors Service ("Moody's") or a comparable rating from another nationally recognized statistical rating organization ("NRSRO") or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody's or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds.

REPURCHASE AGREEMENTS
Each Fund may enter into a repurchase agreement wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund and pursuant to an agreement that requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund's custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. All repurchase transactions must be collateralized.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

OPTIONS

GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at an acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, the Fund would need to negotiate directly with the counterparty.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Adviser will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

PURCHASING OPTIONS. Each Fund may purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

Each Fund also is authorized to purchase call options on securities it intends to purchase or securities indices. When a Fund purchases a call option, in consideration for the option premium the Fund acquires the right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to maintain exposure to an index prior to purchasing the underlying securities, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

WRITING OPTIONS. Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which is substantially correlated to securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

Each Fund also may write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when a Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options on the same security or index but different expiration dates or exercise prices (a technique called a "spread").

Each Fund may sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, each Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a

Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund's success in using options techniques depends, among other things, on the Investment Adviser's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. Each Fund may enter into futures contracts and options on futures contracts for any number of reasons, including as a cash management tool and as a means of managing its exposure to changes in securities prices and foreign currencies, adjusting its overall exposure to certain markets, attempting to enhance income, and protecting the value of its portfolio securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

Each Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, each Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, each Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS. Each Fund also may enter into securities index futures contracts as an efficient means of gaining exposure to the equity and bond markets. Each Fund will not engage in transactions in futures contracts for speculation.

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index.

RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using futures and options for hedging depends, among other things, on the Investment Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in futures only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Certain futures strategies employed by the Fund may not be deemed to be for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. The Fund may enter into these futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of the Fund's total assets.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which the Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Funds will segregate cash or liquid securities in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Adviser.

ILLIQUID SECURITIES
Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Funds. It is the Funds' policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities that are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of each Fund's net assets. The Trust's Board of Trustees has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Adviser will monitor such restricted securities. Among the factors the Investment Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

SECURITIES LENDING
Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed 33 1/3% of each Fund's total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. Each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Each Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that a Fund may receive as collateral will not become part of a Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

BORROWING
Borrowing may exaggerate the effect on the Funds' net asset value of any increase or decrease in the value of the Funds' portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. Each Fund's borrowings may not exceed 33 1/3% of its total assets. Each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). If a Fund's borrowings were to exceed 33 1/3%, a Fund may be required to sell securities in order to reduce its borrowings. Each Fund may not make additional purchases when borrowings exceed 5%.

DIVERSIFICATION
Each Fund other than LMCG Technology Fund is classified as "diversified," which generally means that, with respect to 75% of its total assets (i) no more than 5% of the Fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer.

LMCG Technology Fund is classified as "non-diversified," which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

Because the Fund invests in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

A Fund may not change its classification from "diversified" to "non-diversified" without obtaining shareholder approval for such a change.

COMBINED TRANSACTIONS
Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

FUTURE DEVELOPMENTS
Each Fund may take advantage of opportunities in new types of securities or derivative investments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

PORTFOLIO TURNOVER
A change in securities held by a Fund is known as "portfolio turnover." A high turnover rate may increase transaction costs and result in additional taxable gains. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.

The portfolio turnover rate will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate.

INVESTMENT RESTRICTIONS

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

Each Fund may not (unless noted otherwise):

(1) issue senior securities, except as permitted under the 1940 Act;

(2) borrow money, except as permitted under the 1940 Act;

(3) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(4) invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry except that (i) there shall be no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements relating thereto) and (ii) LMCG Technology Fund will invest at least 25% of its total assets in the securities of companies expected to benefit from the development, advancement, and use of science and technology, except when investing for defensive purposes.

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(6) buy or sell physical commodities or physical commodity (futures) contracts, although any Fund may buy, sell or hold financial futures and options thereon.

In addition, each Fund may lend securities and make any other loan to the maximum extent permitted under the 1940 Act.

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED BY VOTE OF THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL.

Each Fund may not:

(i) purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for certain securities, including commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the 1933 Act, securities eligible for resale pursuant to Rule 144A under the 1933 Act and other securities, that are determined to be liquid pursuant to procedures adopted by the Trust's Board of Trustees;

(ii) make short sales of securities, except as may be described in the Fund's Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or

(iii) purchase securities of other investment companies, except to the extent permitted by the 1940 Act; however, each Fund may, notwithstanding any other investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Adviser. In placing orders for the Funds' portfolio transactions, the Investment Adviser seeks "best execution".

Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services, which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may give consideration to those firms that provide market, statistical and other research information to the Funds and the Investment Adviser. The Investment Adviser also may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

In addition, the Funds may pay higher than the lowest available commission rates when the Investment Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived from such services are available for all clients of the Investment Adviser and might not be used solely in connection with the Funds. The receipt of research information may reduce Fund expenses.

The Investment Adviser may employ broker-dealer affiliates of the Investment Adviser (collectively "Affiliated Brokers") to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust within the meaning of such term as defined in the 1940 Act ("Non-Interested Trustees"), has adopted procedures designed to ensure that commissions paid to affiliates of the Investment Adviser by the Funds satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for the Funds by a broker-dealer affiliate of the Investment Adviser at no net cost to the Funds; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Funds' procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other Fund and any other accounts managed by the Investment Adviser. On occasions when the Investment Adviser deems the purchase or sale of securities to be in the best interests of one or more clients of the Investment Adviser, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for the Funds.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, the Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

TRUSTEES AND EXECUTIVE OFFICERS

Responsibility for overall management of the Funds rests with the Board of Trustees of the Trust in accordance with Massachusetts law.

The trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Adviser and Funds Distributor, Inc. ("FDI" or the "Distributor"), the Funds' distributor, are listed below.

LEE P. MUNDER*+, Trustee, Chairman and President. Chairman of the Investment Adviser. Owner and President, LPM Investment Services, Inc.; Director, Capital Automotive REIT; Chairman of Munder Capital Management ("Munder") (from February 1998 to January 2000); Chief Executive Officer of Munder (1995 to 1998); Chief Executive Officer, World Asset Management (1995 to 1998); Chief Executive Officer, MCM (predecessor of Munder) (since 1985). He is 55 years old.

LISA A. ROSEN**, Trustee. General Counsel and Director of Mutual Fund Operations of Munder (May 1996 to May 1999). Counsel of First Data Investor Services Group, Inc. (July 1993 to May 1996). She is 33 years old.

ROBERT A. SMITH**, Trustee. President (since January 1997), Co-Chief Executive Officer (since May 1999), Co-Chief Operating Officer (January 1997 to November
1999) and Director (since 1989) of Harcourt General, Inc. Co-Chief Operating Officer of The Neiman Marcus Group, Inc. (since May 1999). Chief Executive Officer of The Neiman Marcus Group, Inc. (December 1998 to May 1999); President and Chief Operating Officer of The Neiman Marcus Group, Inc. (January 1997 to December 1998); prior thereto, Group Vice President of Harcourt General, Inc.

and The Neiman Marcus Group, Inc.; President and Chief Operating Officer of GC Companies, Inc. (since November 1995). He is 43 years old.

TERRY H. GARDNER+, Vice President, Chief Financial Officer, Treasurer and Secretary. Managing Director and Chief Financial Officer of the Investment Adviser. Treasurer, LPM Investment Services, Inc. Vice President and Chief Financial Officer, Munder, the Munder Funds and MCM (from February 1993 to May
2000). He is 40 years old.

NICHOLAS S. BATTELLE+, Vice President. Managing Director of the Investment Adviser. Vice President and Director of Standish, Ayer & Wood, Inc. (1984-2000). He is 50 years old.

MARGARET W. CHAMBERS**, Vice President and Assistant Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 41 years old.

CHRISTOPHER J. KELLEY**, Vice President and Assistant Secretary. Mr. Kelley is Senior Vice President and Deputy General Counsel of FDI, and an officer of certain investment companies distributed by FDI or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. He is 36 years old.

             * THIS TRUSTEE IS AN "INTERESTED PERSON" OF THE TRUST.
             + ADDRESS: 231 ROYAL PALM WAY, PALM BEACH FL 33480
            ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109

Officers and trustees who are interested persons of the Investment Adviser or FDI receive no compensation from the Funds. Each trustee who is not an interested person receives $25,000 annually. Trustees who are interested persons of the Trust may be compensated by the Investment Adviser or its affiliates for their services to the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGEMENT
Lee Munder Investments Ltd., 231 Royal Palm Way, Palm Beach FL 33480, the investment advisory arm of the Lee Munder Capital Group, is the Funds' Investment Adviser. The Investment Adviser oversees the Funds' investment program, places orders for the Funds' purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

The Investment Adviser was organized in January 2000 and is registered with the SEC. In addition to the Funds, the Investment Adviser provides investment advisory services to private accounts and, as of September 30, 2000, had approximately $500 million under management. Lee P. Munder, Chairman of the Investment Adviser, directly and indirectly owns or controls a majority of the partnership interests in the Investment Adviser.

For its services, the Investment Adviser receives an annual fee based on each Fund's average daily net assets at the following rates: 0.90% for LMCG Small Cap Growth Fund, 0.80% for LMCG Mid Cap Growth Fund, 0.90% for LMCG Small Cap Tax-Sensitive Fund and 0.80% for LMCG Technology Fund, respectively. The Investment Adviser has contractually undertaken to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that each Fund's total operating expenses for the first 12 months of its operations will not exceed 1.50% for LMCG Small Cap Growth Fund, 1.40% for LMCG Mid Cap Growth Fund, 1.50% for LMCG Small Cap Tax-Sensitive Fund and 1.40% for LMCG Technology Fund, respectively. Thereafter, any such expense reductions will be voluntary and may be reduced or eliminated at any time upon notifying investors.

The investment advisory agreement will continue in effect for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Board of Trustees or by vote of the shareholders of the Funds, and in either case by a majority of Non-Interested Trustees who have no direct or indirect financial interest in the agreement. The investment advisory agreement may be terminated at any time upon 60 days' prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Funds, and will terminate automatically upon assignment as defined in the 1940 Act.

The investment advisory agreement provides that the Investment Adviser will not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Adviser to the Funds under the investment advisory agreement are not exclusive and it is free to render similar services to others.

The Investment Adviser and its affiliates may, from time to time, reduce the Funds' operating expenses (by paying certain expenses and/or waiving fees). Expense reductions by the Investment Adviser or its affiliates will increase the Funds' total return. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

CODES OF ETHICS
The Trust, the Investment Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of Fund shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code's requirements.

ADMINISTRATION
State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, MA 02111, serves as an administrator for the Trust. Pursuant to its administration agreement with the Trust, State Street oversees the computation of the Funds' net asset value, net income and realized capital gains, if any; furnishes statistical and research data, clerical services, and stationery and office supplies; prepares and files various reports with the appropriate regulatory agencies; and prepares various materials required by the Securities and Exchange Commission. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds. The administration agreement provides that State Street shall not be liable under the agreement except for its negligence or willful misconduct in the performance of its duties and obligations thereunder.

For its services, State Street receives from the Trust an annual fee on a graduated basis equal to 0.08% of the first $250 million of average daily net assets of the Funds, 0.06% of the next $125 million, and 0.04% of average daily net assets over $375 million, subject to a minimum fee of $90,000 per Fund.

DISTRIBUTION
FDI is the Distributor of the Funds. Pursuant to a distribution agreement between the Trust and FDI, FDI has the exclusive right to distribute shares of the Funds. FDI may enter into dealer or agency agreements with broker-dealers or other financial intermediaries, including affiliates of the Investment Adviser, for the sale of Fund shares. FDI receives no fee from the Trust under the distribution agreement for acting as Distributor. From time to time and out of its own resources, the Investment Adviser, the Distributor, or either of their affiliates, may pay fees to broker-dealers or other persons for distribution or other services related to the Funds.

The distribution agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Non-Interested Trustees who have no direct or indirect financial interest in the agreement. The Funds may terminate the distribution agreement on 60 days' prior written notice without penalty. Termination by the Funds may be by vote of a majority of the Board of Trustees, or a majority of the Non-Interested Trustees, or by a majority of the outstanding voting securities of the Funds. The agreement terminates automatically in the event of its "assignment" as defined in the 1940 Act.

CUSTODIAN
State Street also serves as the custodian (in this capacity, the "Custodian") to each Fund pursuant to a custodian agreement between the Trust and State Street. State Street is also the custodian with respect to the custody of any foreign securities held by each funds. State Street has in turn entered into additional agreements with financial institutions located in foreign countries with respect to the custody of such securities. Under the custodian agreement, the Custodian
(i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services (the "Transfer Agent"), 4400 Computer Drive, Westborough, MA 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board of Trustees concerning the operations of the Funds.

OTHER EXPENSES
The Trust pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying the Funds and its shares for distribution under federal and state securities laws. In addition, the Funds pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Non-Interested Trustees. The Funds are also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Trust be a party, and any obligation it may have to indemnify the Trust's officers and trustees with respect to any litigation. The Trust's expenses generally are allocated among its investment portfolios (such as the Funds) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular investment portfolio are charged to that portfolio. The Trust's service providers may voluntarily waive all or a portion of their respective fees from time to time.

DISTRIBUTION SERVICES ARRANGEMENTS
The Funds have adopted a Service Plan with respect to its A Shares class pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service Plan, the Distributor is paid an annual service fee at the rate of 0.25% of the value of average daily net assets of the Funds' A Shares.

Under the terms of the Service Plan, the plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of the Non-Interested Trustees who have no direct or indirect financial interest in the operation of the plan. The plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the plan also must be approved by the Board of Trustees in the manner described above. The plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of A Shares of the respective Funds on not more than 30 days' written notice to the Distributor.

The Board of Trustees has determined that the Plan will benefit the Funds and its shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

The Investment Adviser may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

TAXES AND DIVIDENDS

TAX STATUS OF THE TRUST
Each Fund intends to meet the requirements of the Code applicable to regulated investment companies and to distribute annually all of its investment company taxable income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that the Funds will be liable for federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of management or investment practices or policies.

To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute each taxable year at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, if any.

As a regulated investment company qualifying for special tax treatment, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. A portion of the amount not distributed on a timely basis in accordance with a calendar year distribution requirement is subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year (or later if the Fund is permitted to elect and so elects), and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, such Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, such Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund will be treated as a separate entity from any other investment portfolio of the Trust for tax purposes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
It is currently contemplated that dividends of the Funds' net investment income will be declared and paid annually. No dividends will be declared for a Fund on any day on which such Fund does not receive dividends or interest income from the securities in its portfolio. In addition, any dividends declared will be net of Fund expenses accrued to date. In the event the Board of Trustees changes the daily dividend policy, shareholders will be notified. If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Trustees.

Non-tax-exempt shareholders of a Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

Dividends and distributions on a Fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. If a Fund makes a distribution to shareholders in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the tax basis in the shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the shares.

It is expected that a portion of each Fund's dividends from net investment income will be eligible for the dividends received deduction for corporate shareholders. The amount of such dividends eligible for the dividends received deduction is in general, limited to the amount of qualifying dividends from domestic corporations received during the Fund's fiscal year. You should consult with your tax adviser in this regard.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

HEDGING TRANSACTIONS
If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

SALE OR REDEMPTION OF FUND SHARES
Sales, exchanges or redemptions of Fund shares are taxable events, and, accordingly, shareholders may recognize gains or losses on such transactions. Except for dealers, any such gains or losses will be capital gains or losses, and will be long-term capital gains or losses if such shares were held for more than 12 months. In the case of an individual, any such capital gain will be taxable at reduced rates. In the case of a corporation, long-term capital gain is taxable at the same rates as ordinary income. A loss realized on a redemption of Fund shares will be disallowed if other shares of the same Fund are acquired (whether through dividend reinvestment or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are redeemed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.

For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING
Each Fund generally is required by law to withhold 31% ("backup withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends (but not distributions of long-term capital gain) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

GENERAL
The information above, together with the information set forth in each Fund's Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Funds or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions and on redemptions or other dispositions of shares of the Funds, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers regarding specific questions as to federal, state and local taxes or to determine whether one or more of the Funds are suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Fund shares.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS
The Trust's independent auditors, Arthur Andersen LLP, 225 Franklin Street, Boston, MA 02110, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The net asset value ("NAV") of a class of a Fund's shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (the "NYSE") is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Investment Adviser. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES

GENERAL. Shares of the Funds are sold on a continuous basis by the Distributor.

As described in the Prospectuses, shares of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker.

The minimum initial investment in shares of each Fund is $1,000. The minimum subsequent investment is $250. Minimum requirements may be imposed or changed at any time and each Fund may waive minimum investment requirements in its discretion.

PURCHASES IN KIND. Payment for shares may, in the discretion of the Investment Adviser, be made in the form of securities that are permissible investments for the relevant Fund as described in the Fund's Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange or NASDAQ; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

RETIREMENT PLANS. Shares of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

REDEMPTIONS

SUSPENSION. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

INVOLUNTARY REDEMPTIONS. Each Fund may involuntarily redeem an investor's shares if the net asset value of such shares is less than $1,000 or such other amount established from time to time by the Board of Trustees; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $1,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

REDEMPTIONS IN KIND. If the Board of Trustees determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

REDEMPTION FEE -- A SHARES. In general, A Shares the Funds may be redeemed at net asset value. However, A Shares of the Funds held for 180 days or less are redeemable at a price equal to 99.25% of the then-current NAV of A Shares (the "discount"). This discount, referred to in the Prospectuses and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee, which is paid to the Funds, is not a deferred sales charge, and is not a commission paid to the Investment Adviser, the Distributor or their respective subsidiaries. The Funds reserve the right to modify the terms of or terminate this fee at any time.

PERFORMANCE

The historical performance calculation for each Fund generally is shown in the form of "total return," which is described below.

Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. All performance information supplied by the Funds is historical and is not intended to indicate future returns. Each Fund's total return fluctuates in response to market conditions and other factors. The value of a Fund's shares when redeemed may be more or less than their original cost.

In performance advertising, the Funds may compare their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Russell 2000 Index, Dow Jones Industrial Average, Standard & Poor's 500 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS
Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:





         P(1+T)(n) = ERV

         Where:

                  P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                           ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration. Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return.
                  The other definitions are the same as in average annual total return above.

OTHER ADVERTISEMENT MATTERS
The Funds may advertise other forms of performance. For example, the Funds may quote unaveraged or cumulative total returns reflecting the change in the value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period.

The Funds may also include various information in its advertisements. Information included in a Fund's advertisements may include, but is not limited to (i) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer, industry or by maturity, (ii) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents, (iii) information regarding the effects of automatic investment and systematic withdrawal plans, including the principle of dollar cost averaging,
(iv) descriptions of the Fund's portfolio manager(s) and the portfolio management staff of the Investment Adviser or summaries of the views of the portfolio managers with respect to the financial markets, (v) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (vi) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan and (vii) the net asset value, net assets or number of shareholders of the Fund as of one or more dates.

The Funds may advertise information regarding the effects of periodic investment, including the principle of dollar cost averaging. In a dollar cost averaging program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not ensure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:



                                       Systematic                    Share                       Shares
               Period                  Investment                    Price                     Purchased
               ------                  ----------                    -----                     ---------

                  1                        $100                       $10                        10.000
                  2                        $100                       $12                         8.333
                  3                        $100                       $15                         6.666
                  4                        $100                       $20                         5.000
                  5                        $100                       $18                         5.555
                  6                        $100                       $16                         6.250
                                           ----                       ---                         -----
                            Total Invested $600         Avg. Price $15.17           Total Shares 41.804



SHAREHOLDER INFORMATION

MASSACHUSETTS BUSINESS TRUST
The Trust is a Massachusetts business trust of which the Funds are series. A copy of the Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for the acts or obligations of the Funds. The Declaration of Trust also provides that, in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust (and not because of his or her acts or omissions or for some other reason), the shareholder shall be indemnified against all loss and expense arising from such liability. In light of these provisions, Massachusetts law and the nature of the Trust's business, the Investment Adviser believes that the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

DESCRIPTION OF SHARES
Each Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Funds.

Each share of a Fund represents an equal proportional interest in that Fund with each other share of the same class. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights.

The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, and remove Trustees with or without cause, subject to certain removal procedures. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by law, the Declaration of Trust, or the Trust's By-Laws.

Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the outstanding shares of the Trust. The Trustees also are required, under certain circumstances, to assist shareholders in communicating with other shareholders.

SHARE OWNERSHIP
The following persons owned of record 5% or more of the outstanding shares of a Fund, as of March 14, 2001:



Fund                                         Name and Address                                        % of Fund
----                                         ----------------                                        ---------

LMCG Small Cap Growth Fund                   The Boston Home Inc.                                       60.28
                                             2049 Dorchester Avenue
                                             Boston, MA 02124
                                                                                                        29.56
                                             The Lee P. Munder Irrevocable Trust
                                             231 Royal Palm Way
                                             Palm Beach, FL 33480



                                                                                                         6.51
                                             Atwell & Co.
                                             c/o Chase Manhattan Bank
                                             P.O. Box 2044 Peck Slip Station
                                             New York, NY 10038

LMCG Mid Cap Growth Fund                     The Lee P. Munder Irrevocable Trust                        83.22
                                             231 Royal Palm Way
                                             Palm Beach, FL 33480

                                             PFPC Trust Company Cust                                    10.51
                                             Nicholas S. Battelle IRA
                                             120 West Newton Street
                                             Boston, MA 02118

LMCG Small Cap Tax-Sensitive Fund            Freya Fanning & Co.                                        51.58
                                             P.O. Box 5600
                                             Beverly Farms, MA 01915

                                             Northern Trust Cust                                         7.70
                                             FBO E. R. Heller Trust
                                             FBO Peter Mandell
                                             P.O. Box 92956
                                             Chicago, IL 60675

                                             The Lee P. Munder Irrevocable Trust                         7.41
                                             231 Royal Palm Way
                                             Palm Beach, FL 33480


Fund                                         Name and Address                                      % of Fund
----                                         ----------------                                      ---------
                                             Northern Trust Cust                                         7.29
                                             FBO Elizabeth Mandell Trust
                                             P.O. Box 92956
                                             Chicago, IL 60675

LMCG Technology Fund                         The Lee P Munder Irrevocable Trust                         74.56
                                             231 Royal Palm Way
                                             Palm Beach, FL 33480

                                             Lee Munder Trust                                            8.28
                                             231 Royal Palm Way
                                             Palm Beach, FL 33480




                                             PFPC Trust Company Cust                                     8.07
                                             Nicholas S. Battelle IRA
                                             120 West Newton Street
                                             Boston, MA 02118


From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect, if not determine, the outcome of a shareholder vote.

FINANCIAL STATEMENTS

The Funds' financial statements are attached hereto.